UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): April 19, 2010

Beijing Century Health Medical, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51817	33-1123472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2213-14, 22nd Floor, Jardine House

1 Connaught Place, Central, Hong Kong

(Address of principal executive offices)

852-2802-8663

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 19, 2010, Beijing Century Health Medical, Inc., a Delaware corporation (the “Company”)(fka Super Luck, Inc.), filed a Certificate of Amendment (the “Certificate of Amendment”) with the Delaware Secretary of State to amend the Company’s Certificate of Incorporation to change the Company’s name to “Beijing Century Health Medical, Inc.”  The Certificate of Amendment, effective April 19, 2010, is attached to this Form 8-K as Exhibit 3.1 and is incorporated by reference.  Pursuant to the Certificate of Amendment, the Company’s name was changed to “Beijing Century Health Medical, Inc.”

As disclosed in the Definitive 14C Information Statement filed with the Securities and Exchange Commission on March 19, 2010, on March 5, 2010, the Certificate of Amendment was authorized by the Board of Directors pursuant to a unanimous consent in lieu of a meeting, and was approved by a majority of the stockholders of the Company pursuant to written consents in lieu of a special meeting.   The Company has submitted the required documentation to the Financial Industry Regulatory Authority (“FINRA”) to obtain a new trading symbol pursuant to the Company’s name change.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following documents are filed as exhibits to this report on Form 8-K:

3.1 Certificate of Amendment of Certificate of Incorporation, dated April 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIJING CENTURY HEALTH MEDICAL, INC.

Date: April 26, 2010

/s/ Wilson Kin Cheung, Chief Executive Officer